ING Life Insurance and Annuity Company Variable Annuity Account B Variable Annuity Account C ING Insurance Company of America Variable Annuity Account I Supplement dated November 12, 2003

The information in this Supplement updates and amends certain information contained in the Prospectuses for variable insurance products funded by the above separate accounts, each dated May 1, 2003. You should read this Supplement along with the applicable Prospectus.

The following amends the Appendix entitled "Description of Underlying Funds" or "Fund Description" as applicable in each Prospectus. See the fund list in your Prospectus to see which funds are available to you.

Effective August 1, 2003, ING Aeltus Investment Management, Inc. has been appointed as the subadviser for the following funds:

ING VP Growth Opportunities Portfolio
ING VP International Value Portfolio
ING VP MagnaCap Portfolio
ING VP MidCap Opportunities Portfolio
ING VP Natural Resources Trust
ING VP SmallCap Opportunities Portfolio

X.DCPN-03A	November 2003